NAIC Growth Fund, Inc.
December 31, 2000
Annual Report











Contents
Report to Shareowners    			2
Statement of Assets and Liabilities		3
Statement of Operations		 		4
Statements of Changes in Net Assets		5
Financial Highlights		 		6
Portfolio of Investments			7
Notes to Financial Statements			10
Report of Independent Public Accountants	13
Dividends and Distributions			14
NAIC Growth Fund, Inc., Board of Directors	18
Shareowner Information				18

































Report to Shareowners:
December 31, 2000


	Investors, individual or institutional, holding technology stocks during 2000 had a trying year. The Nasdaq average performed less than spectacularly with many favorites of investors plummeting in price. Many of the declines were probably warranted as accepted measurements of equity values, such as p/e ratios, reached very high levels.
	While the Fund managers feel that technology will continue to play an important role there was a concern about the valuations of a couple of stocks held in the portfolio. That led to partial sales in fine growth stocks such as EMC, Reuters and ADC Telecommunications, even though positions are still held in those companies. Careful consideration was also given to other holdings, many of which did not pay dividends and were sold at a profit.
The result was a capital gain distribution of $1.443 per share that was made to shareowners of record on December 29, 2000 and payable January 29, 2001. When added to the August dividend (adjusted for 15% stock dividend) and ordinary income distribution that accompanied the December declaration, the total for the year was $1.53.
	When adjusted for the stock dividend, the Net Asset Value when adding back the dividend attributable for 2000, showed an increase of 27% for the year. Considering the performance of the popular averages during the year, the Fund fared well. The Fund managers will continue to monitor the portfolio, making changes when they feel it is justified and using fundamental analysis to try to seek stocks that appear to be fairly priced. The Fund will continue to be focused on long-term growth and not enter into a timing, or trading mentality.


	Thomas E. O'Hara			Kenneth S. Janke
	Chairman				President


















NAIC Growth Fund, Inc.
Statement of Assets and Liabilities
As of December 31, 2000


ASSETS

Investment securities
   -at market value (cost $9,133,088)	$22,940,239
Short-term investments
   -at amortized cost			  2,986,466
Cash and cash equivalents		    948,425
Dividends & interest receivable              53,108
Prepaid insurance		  	      9,917
Prepaid fees		  	             15,000

				         26,953,155

LIABILITIES

Dividends payable	2,984,473
Accounts payable           40,891         3,025,364

TOTAL NET ASSETS		        $23,927,791








SHAREOWNERS' EQUITY

 Common Stock-par value $0.001 per share;
   authorized 50,000,000 shares,
      outstanding 2,000,317 shares	$      2,001
Additional Paid-in Capital		  10,117,049
Undistributed net investment income	       1,590
Unrealized appreciation of investments    13,807,151

SHAREOWNERS' EQUITY		         $23,927,791

NET ASSET VALUE PER SHARE	      $        11.96


See notes to financial statements






























NAIC Growth Fund, Inc.
Statement of Operations
For the year ended December 31, 2000


INVESTMENT INCOME

     Interest					$ 184,440
     Dividend				 	  308,560

						  493,000
EXPENSES

     Advisory fees		       186,638
     Transfer agent & custodian fees	49,469
     Legal fees				29,004
     Audit fees				20,000
     Insurance				17,600
     Other professional fees		14,500
     Directors' fees &  expenses	14,470
     Printing				 7,743
     Mailing & postage			 6,110
     Annual shareowners' meeting	 3,924
     Other fees & expenses		 6,963
     Less:     Advisory fees waived    (46,660)

     Net Expenses				  309,761

          Net investment income		          183,239

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

     Realized gain on investments:
        Proceeds from sale of investment securities  4,117,832
        Cost of investment securities sold	     1,242,160

          Net realized gain on investments	       2,875,672
     Unrealized appreciation of investments:
        Unrealized appreciation at beginning of year12,325,472
        Unrealized appreciation at end of year	    13,807,151

          Net change in unrealized appreciation
		on investments  			1,481,679
              Net realized and
                unrealized gain on investments		4,357,351

NET INCREASE FROM OPERATIONS		               $ 4,540,590
See notes to financial statements


NAIC Growth Fund, Inc.
Statements of Changes in Net Assets
For the years ended:

				   December 31, 2000  December 31, 1999


FROM OPERATIONS:

Net investment income	                 $    183,239	$    149,638
Net realized gain on investments	    2,875,672        787,318
Net change in unrealized-appreciation
		on investments              1,481,679        738,906
        Net increase from operations	    4,540,590      1,675,862

DISTRIBUTIONS TO STOCKHOLDERS FROM:

Net investment income	                      186,201	     156,231
Net realized gain from investment
		 transactions    	    2,875,672	     787,318
        Total distributions	            3,061,873	     943,549

FROM CAPITAL STOCK TRANSACTIONS:

Dividend reinvestment	                       47,746        607,813
	Cash purchases	                       49,622	     310,405
          Net increase from capital
		stock transaction              97,368	     918,218

               Net increase in net assets   1,576,085	   1,650,531

TOTAL NET ASSETS:

Beginning of year	                  $22,351,706    $20,701,175
End of year
    (including undistributed net investment
    income of $1,590 and $4,552, respectively)$23,927,791 $22,351,706

Shares:

Shares issued to common stockholders under the dividend
         reinvestment and cash purchase plan    6,512	       73,588
Shares issued to common stockholders for the
         15% stock dividend		      260,823		    0
Shares at beginning of year	            1,732,982       1,659,394

Shares at end of year	                    2,000,317	    1,732,982

See notes to financial statements


NAIC Growth Fund, Inc.
Financial Highlights
For the years ended(a):
	                             2000   1999   1998   1997    1996

Net asset value at beginning of year$11.22  $10.86   $9.56  $7.89   $6.61
Net investment income                  .09     .08     .12    .09     .09
Net realized and unrealized gain
	on investments 	              2.18     .76    1.68   1.99    1.52
Total from investment operations      2.27     .84    1.80   2.08    1.61

Distributions from:
   Net investment income	      (.09)   (.09)   (.11)  (.09)   (.09)
   Realized gains	             (1.44)   (.39)   (.39)  (.32)   (.24)
      Total distributions            (1.53)   (.48)   (.50)  (.41)   (.33)


Net asset value at end of year	    $11.96  $11.22  $10.86   $9.56   $7.89

Per share market value,
		end of year    Ask    11     10 1/4  10 3/4  15 1/4   9 3/4
	                       Bid   10 1/2  10	     10      14 1/2   9 7/16
Total Investment Return:
 based on market value
   1 year	                    30.90%   2.85%  (25.42%) 58.50%   42.94%
   from inception	            12.57%  10.28%   11.30%  17.84%   12.59%
based on net asset value
   1 year	                    27.27%   7.75%   18.84%  26.43%   24.46%
   from inception	            13.81%  13.15%   13.79%  13.69%   11.92%

Net Assets, end of year (mil)$23,927.8 $22,351.7 $20,701.2 $17,335.3 $13,487.8

Ratios to average net assets:
Ratio of expenses to average
		net assets(b)       1.25%   1.00%    0.83%   0.96%    0.96%
Ratio of net investment
   income to average net assets(b)  0.74%   0.70%    1.13%   0.96%    1.10%
Portfolio turnover rate 	   10.61%   4.20%    5.87%   6.31%    5.93%

(a) All per share data for all periods hs been restated to reflect the effect of a 15% stock dividend which was declared on August 18, 2000 and paid on September 29, 2000 to shareholders of record on September 18, 2000.
(b) For all years presented, the adviser voluntarily waived all or a portion of its fees.Had the adviser not done so in 2000, 1999, 1998, 1997, and 1996 the ratio of expenses to average net assets would have been 1.44%, 1.37%, 1.39%, 1.69% and 1.68% and the ratio of net investment income to average net assets would have been 0.55%, 0.32%, 0.57%, 0.23%, and 0.38% respectively.



NAIC Growth Fund, Inc.
Portfolio of Investments - December 31, 2000

	%        Common Stock       Shares	    Cost	   Market

	2.9	Auto Replacement

	Dana Corp.	            10,000 	$223,000	$153,125
	O'Reilly Auto *	            20,000	 242,606	 535,000

	10.5	Banking

	Citigroup  	            20,000	  79,167       1,021,250
	Comerica, Inc.	             5,000	 148,750	 296,875
	Bank One Corp. 	             7,000	 212,494	 256,375
	Huntington Banc.	    24,200	 221,907	 391,737
	Synovus Financial	    20,000	 140,937	 538,750

	2.3	Building Products

	Clayton Homes	            20,000 	 221,325	 230,000
	Johnson Controls	     6,000  	  96,894	 312,000

	4.0	Chemicals

	OM Group, Inc.	            10,000 	 344,650	 546,250
        Polyone corp                10,000        88,000          58,750
	RPM	                    18,000 	 190,250	 154,125
	Sigma Aldrich	             5,000	  94,937	 196,563

	2.8	Computers

	EMC Corp. *	            10,000 	  72,500	665,000

	3.0	Consumer Products

	Colgate-Palmolive	     8,000      $ 98,500       $516,400
	Newell Rubbermaid	     9,000	 237,375	204,750

	6.5	Electrical Equipment

	American Power Conv.*       10,000	 190,531	123,750
        Cooper industries            6,000       207,813        275,624
	Federal Signal	            12,000	 280,562	235,500
	General Electric	    12,000	  56,000	575,250
	Vishay Intertech. *	    22,000	 200,754	332,750

        %       Common Stock        Shares	   Cost	         Market

	1.9	Electronics

	Diebold	                    10,000	 269,188	333,750
	Molex, Inc.	             5,000	  81,978	127,187


	10.9	 Ethical Drugs

	Amer. Home Prod.	     6,000	  90,510	381,300
	Bristol-Myers Squibb	     6,000	 106,538	443,625
	Eli Lilly	             6,000	  91,688	558,375
	Johnson & Johnson	     2,000	  45,500	210,125
	Merck & Co., Inc.	     5,000	  83,320	468,125
	Pfizer, Inc.	            12,000	  58,750	552,000

	7.8  Financial Services

	Household Intl.	            25,000	 223,538      1,375,000
	State Street Boston	     4,000	  75,500	496,840

        4.5	Food

        Albertson's                  7,000      $235,331       $185,500
	ConAgra 	            10,000	 166,875        260,000
	Heinz, H.J.	             6,000	 179,375        284,625
	McCormick & Co.	            10,000	 223,975        360,625

	6.1	Hospital Supplies

	Biomet Corp. 	            10,500	 122,250	416,719
	Invacare	            10,000       245,375        342,500
	Stryker Corp.	            14,000	 160,063        708,260

	1.4  Industrial Services

	Donaldson Co.               12,000	 162,563       	333,750

	6.9	Insurance

	AFLAC, Inc.	            10,000	 143,906        721,875
	Amer. Int'l. Group           9,490	  79,033        935,358



	%        Common Stock       Shares	    Cost        Market

	2.3	Machinery

	Emerson Electric Co.	     7,000	  170,393	551,688

	4.0	Multi Industry

	Carlisle	             8,000	  318,631	343,500
	Pentair	                     7,000        171,894	169,313
	Teleflex 	            10,000	  277,938	441,875

	1.3	Office Equipment

	Hon Industries	            12,000	 $283,938      $306,000

	1.7	Publishing

	Reuters Holdings	     4,000	   96,904	394,000

	1.1	Restaurants

	McDonald's	             8,000	   53,625	272,000

	1.4	Realty Trust

	First Ind. Realty Trust	    10,000	  257,463	340,000

	2.8	Semiconductor

	Dallas Semiconductor	    12,000	  138,438	307,500
	Intel	                    12,000	  228,563	360,750

	3.5	Soft Drinks

	Coca Cola	             4,000	   82,250	243,750
	PepsiCo	                    12,000	  205,374	594,750

	1.8	Telecommunications

	ADC Telecom. *	            24,000	   14,156       435,000



	%        Common Stock          Shares	    Cost         Market

	2.5  Transportation

	Sysco Corp.	             20,000	  $142,750	$600,000


	1.9  Utilities

	CenturyTel Inc		     13,000	   196,563	 464,750



	95.8	 Investment Securities		$9,133,088   $22,940,239



	Short-term Investments

	12.5  United States Treasury  Bill,
		     maturing 1/4/2001			      $2,986,466
	4.0	Misc. Cash Equivalents			         948,425

	16.5				                       3,934,891


		Total Investments			      26,875,130

	(12.3)	 All other assets less liabilities	      (2,947,339)

   	100.0%	Total Net Assets          	             $23,927,791

     * non-income producing security


  See notes to financial statements










Top Ten Holdings - NAIC Growth Fund, 12/31/00

Company                            Mkt Value  % of Portfolio investments

Household Int'l	                   $1,375,000	           5.1

Citigroup	                    1,021,250	           3.8

American Int'l Group	              935,358	           3.5

AFLAC	                              721,875	           2.7

Stryker	                              708,260	           2.6

EMC Corp.	                      665,000	           2.5

Sysco	                              600,000	           2.2

PepsiCo	                              594,750	           2.2

General Electric	              575,250	           2.1

Eli Lilly	                      558,375	           2.1
























NAIC Growth Fund, Inc.
Notes to Financial Statements

(1)  ORGANIZATION
The NAIC Growth Fund, Inc. (the  "Fund") was organized under
Maryland law on April 11, 1989 as a diversified closed-end investment company under the Investment Company
Act of 1940.  The Fund commenced operations on July 2, 1990.

(2)  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies followed by the Fund not otherwise set forth in the notes to financial statements:

Dividends and Distributions - Dividends from the Fund's net investment income and realized net long- and short-term capital gains will be declared and distributed at least annually. Shareowners may elect to participate in the Dividend Reinvestment and Cash
Purchase Plan (see Note 4).

Investments - Investments in equity securities are stated
at market value, which is determined based on quoted market prices or dealer quotes. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, the Fund utilizes the amortized cost method to determine the carrying value of short-term debt obligations. Under this method, investment securities are valued for both financial reporting and Federal tax purposes at amortized cost, which approximates fair value. Any discount or premium is amortized from the date of acquisition to
maturity.   Investment security purchases and sales are
accounted for on a trade date basis. Interest income is accrued on a daily basis while dividends are included in income on the ex-dividend date.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles in the united states requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes - The Fund intends to comply with the general qualification requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute at least 90% of its taxable income, including net long-term capital gains, to its shareowners. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.





The following information is based upon Federal income tax cost of portfolio investments as of December 31, 2000:

	Gross unrealized appreciation 	$  14,139,283
	Gross unrealized depreciation	     (332,132)

    	     Net unrealized appreciation   13,807,151

	Federal income tax cost	      $     9,133,088


Expenses -The Fund's service contractors bear all expenses in connection with the performance of their services. The
Fund bears all expenses incurred in connection with its operations including, but not limited to, management fees
(as discussed in Note 3), legal and audit fees, taxes, insurance, shareowner reporting and other related costs.
Such expenses will be charged to expense daily as a percentage of net assets. The Advisory Agreement provides that the Fund may not incur annual aggregate expenses in excess of two percent (2%) of the first Ten Million Dollars of the Fund's average net assets, one and one-half percent
(1 1/2%) of the next Twenty Million Dollars of the average net assets, and one percent (1%) of the remaining average net assets for any fiscal year. Any excess expenses shall be the responsibility of the Investment Adviser, and the pro rata portion of the estimated annual excess expenses will be offset against the Investment Adviser's monthly fee.
A director of the Fund provides professional services to the fund. The fees for those services amounted to $14,500 for the year.

(3)  MANAGEMENT ARRANGEMENTS
Investment Adviser - Growth Fund Advisor, Inc., serves as the Fund's Investment Adviser subject to the Investment Advisory Agreement, and is responsible for the management of the Fund's portfolio, subject to review by the board of directors of the Fund. For the services provided under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee at an annual rate of three-quarters of one percent (0.75%) of the average weekly net asset value of the Fund, during the times when the average weekly net asset value is at least $3,800,000. The Investment Adviser will not be entitled to any compensation for a week in which the average weekly net asset value falls below $3,800,000. The Adviser has voluntarily waived $46,660 of its total fee of $186,638 for the year ended 2000.


Plan Agent -  Michigan National Bank (MNB) serves as the Fund's
custodian pursuant to the Custodian Agreement.   As the Fund's
custodian, MNB receives fees and compensation of expenses for services provided including, but not limited to, an annual account charge, annual security fee, security transaction fee and statement of inventory fee. Boston EquiServe serves as the Fund's transfer agent and dividend disbursing agent pursuant to Transfer Agency and Dividend Disbursement
Agreements.   Boston EquiServe receives fees for services
provided including, but not limited to, account maintenance fees, activity and transaction processing fees and reimbursement of out-of-pocket expenses such as forms and mailing costs.

(4)  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
The Fund has a Dividend Reinvestment and Cash Purchase Plan (the "Plan") which allows shareowners to reinvest dividends paid and make additional contributions. Under the Plan, if on the valuation date the net asset value per share is lower than the market price at the close of trading on that day, then the Plan Agent will elect on behalf of the shareowners who are participants of the Plan to take the dividends in newly issued shares of the Fund's common stock. If net asset value exceeds the market price on the valuation date, the Plan Agent will elect to receive cash dividends, and will promptly buy shares of the Fund's common stock on whatever market is consistent with best price and execution.
The number of shares credited to each shareowner participant's account will be based upon the average purchase price for all shares purchased.

(5)  DISTRIBUTIONS TO SHAREOWNERS
On May 18, 2000, a distribution of $0.045 per share aggregating $77,984 was declared from net investment income. The dividend was paid August 1, 2000, to shareowners of record June 30, 2000. On August 18, 2000, a distribution of a 15% stock dividend was
declared   the dividend was paid September 29, 2000, to
shareowners of record September 18, 2000. On December 7, 2000, a distribution of $1.492 per share aggregating $2,984,473 was declared from net investment income and capital gains. the dividend was paid paid January 29, 2001, to shareowners of record December 29, 2000.

(6)  Investment transactions
Purchases and sales of securities, other than short-term securities for the year ended December 31, 2000, were $2,298,531 and $4,117,832, respectively.

(7)  FINANCIAL HIGHLIGHTS
The Financial Highlights present a per share analysis of how the Fund's net asset value has changed during the years presented. Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements. The Total Investment Return based on market value assumes that shareowners bought into the Fund at the bid price and sold out of the Fund at the bid price. In reality, shareowners buy into the Fund at the ask price and sell out of the Fund at the bid price. Therefore, actual returns may differ from the amounts stated.







Report of Independent Public Accountants

To the Board of Directors and Shareowners of NAIC
Growth Fund, Inc.:

	We have audited the accompanying statement of assets and liabilities of NAIC GROWTH FUND, INC. (a Maryland corporation), including the portfolio of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

	We conducted our audits in accordance with generally accepted auditing standards in the united states. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

	In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NAIC Growth Fund, Inc.
as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the united states.


		 			ARTHUR ANDERSEN LLP


Detroit, Michigan,
January 5, 2001.









 NAIC Growth Fund, Inc.
 Dividends and Distributions: Dividend Reinvestment and Cash Purchase Plan

	We invite you to join the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), which is provided to give you easy and economical ways of increasing your investment in the Fund's shares. THOSE SHAREOWNERS
WHO HAVE ELECTED TO PARTICIPATE IN THE PLAN NEED NOT DO
ANYTHING FURTHER TO MAINTAIN THEIR ELECTION.

	Boston EquiServe will act as the Plan Agent on behalf of shareowners who are participants in the Plan.

	All shareowners of the Fund (other than brokers and nominees of financial institutions) who have not previously elected to participate in the Plan or who have terminated their election may elect to become participants in the Plan by filling in and signing the form of authorization obtainable from Boston EquiServe, P.O. Box 8200,
Boston, Massachusetts 02266, the transfer agent for the Fund's shares and the shareowners' agent for the Plan, and mailing it to Boston EquiServe. The authorization must be signed by the registered shareowners of an account. Participation is voluntary and may be terminated or resumed at any time upon written notice from the participant received by the Plan Agent prior to the record date of the next dividend. Additional information regarding the election may be obtained from the Fund.

	Dividend payments and other distributions to be made by the Fund to participants in the Plan either will be paid to the Plan Agent in cash (which then must be used to purchase shares in the open market) or, will be represented by the delivery of shares depending upon which of the two options would be the most favorable to participants, as hereafter determined. On each date on which the Fund determines the net asset value of the shares (a Valuation Date), and which occurs not more than five business days prior to a date fixed for payment of a dividend or other distribution from the Fund, the Plan Agent will compare the determined net asset value per share with the market price per share. For all purposes of the Plan, market price shall be deemed to be the highest price bid at the close of the market by any market maker on the date which coincides with the relevant Valuation Date, or, if no bids were made on such date, the next preceding day on which a bid was made. The market price was $11 on December 31, 2000. If the net asset value in any such comparison is found to be lower than said market price, the Plan Agent will demand that the Fund satisfy its obligation with respect to any such dividend or other distribution by issuing additional shares to the Participants in the Plan at a price per share equal to the greater of the determined net asset value per share or ninety-five percent (95%) of the market price per share determined as of the close of business on the relevant Valuation Date. However, if the net asset value per share (as determined above) is higher than the market price per share, then the Plan Agent will demand that the Fund satisfy its obligation with respect to any such dividend or other distribution by a cash payment to the Plan
Agent for the account of Plan participants and the Plan Agent then shall use such cash payment to buy additional shares in the open market for the account of the Plan participants, provided, however, that the Plan Agent shall not purchase shares in the "open market" at a price in excess of the net asset value as of the relevant Valuation Date. In the event the Plan Agent is unable to complete its acquisition of shares to be purchased in the "open market" by the end of the first trading day following receipt of the cash payment from the Fund, any remaining funds shall be used by the Plan Agent to purchase newly issued shares of the Fund's common stock from the Fund at the greater of the determined net asset value per share or ninety-five percent (95%) of the market price per share as of the date coinciding with or next preceding the date of the relevant Valuation Date.

		Participants in the Plan will also have the option of making additional cash payments to the Plan Agent, on a monthly basis, for investment in the Fund's shares. Such payments may be made in any amount from a minimum of $50.00 to a maximum of $1,000.00 per month. The Fund may, in its discretion, waive the maximum monthly limit with respect to any participant. At the end of each calendar month, the Plan Agent will determine the amount of funds accumulated. Purchases made from the accumulation of payments during any one calendar month will be made on or about the first business day of the following month (Investment Date).
The funds will be used to purchase shares of the Fund's common stock from the Fund if the net asset value of the shares is lower than the market price as of the Valuation Date which occurs not more than five business days prior to the relevant Investment Date. In such case, such shares will be newly issued shares and will be issued at a price per share equal to the greater of the determined net asset value per share or ninety-five percent (95%) of the market price per share. If the net asset value per share is higher than the market price per share, then the Plan Agent shall use such cash payments to buy additional shares in the open market for the account of the Plan participants, provided, however, that the Plan Agent shall not purchase shares in the "open market" at a price in excess of the net asset value as of the relevant
Valuation Date. In the event the Plan Agent is unable to complete its acquisition of shares to be purchased in the "open market" by the end of the Investment Date, any remaining cash payments shall be used by the Plan Agent to purchase newly issued shares of the Fund's common stock from the Fund at the greater of the determined net asset value per share or ninety-five (95%) percent of the market price per share as of the relevant Valuation Date.
All cash payments received by the Plan Agent in connection with the Plan will be held without earning interest. To avoid unnecessary cash accumulations, and also to allow ample time of receipt and processing by the Plan Agent, participants that wish to make voluntary cash payments should send such payments to the Plan
Agent in such a manner that assures that the Plan Agent will receive and collect Federal Funds by the end of the month.
This procedure will avoid unnecessary accumulations of cash and will enable participants to realize lower brokerage commissions and to avoid additional transaction charges. If a voluntary cash payment is not received in time to purchase shares in any calendar month, such payment shall be invested on the next Investment Date. A participant may withdraw a voluntary cash payment by written notice to the Plan Agent if the notice is received by the Plan Agent at least forty-eight hours before such payment is to be invested by the Plan Agent.

	Boston EquiServe as the Plan Agent will perform bookkeeping and other administrative functions, such as maintaining all shareowner accounts in the Plan and furnishing written confirmation of all transactions in the account, including information needed by shareowners for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareowner's proxy will include those shares purchased pursuant to the Plan and of record as of the record date for determining those shareowners who are entitled to vote on any matter involving the Fund. In case of shareowners such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by such shareowners as representing and limited to the total number of shares registered in the shareowner's name and held for the account of beneficial owners who have elected to participate in the Plan.

	There are no special fees or charges to participants other than reasonable transaction fees and a termination fee of up to one ($1.00) dollar.

	With respect to purchases from voluntary cash payments, the Plan Agent will charge a pro rata share of the brokerage commissions, if any. Brokerage charges for purchasing small blocks of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in larger blocks and prorating the lower commission rate thus applied.

	The automatic reinvestment of dividends and distributions will not relieve participants of any income tax liability associated therewith.









	Experience under the Plan may indicate that changes a re desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment received and any dividend or distribution to be paid subsequent to a date specified in a notice of the change sent to all shareowners at least ninety days before such specified date.
The Plan may also be terminated on at least ninety days written notice to all shareowners in the Plan. All correspondence concerning the Plan should be directed to Boston EquiServe, P.O. Box 8200, Boston, Massachusetts 02266 or call 1-800-257-1770.




































NAIC Growth Fund, Inc.
Board of Directors


Thomas E. O'Hara
Chairman,
Bloomfield Hills, MI


Lewis A. Rockwell
Secretary,
Grosse Pointe Shores, MI


Carl A. Holth
Director,
Clinton Twp., MI


President,
Bloomfield Hills, MI


Benedict J. Smith
Director,
Birmingham, MI


James M. Lane
Director,
Stone Harbor, NJ

eggy L. Schmeltz
Director,
Bowling Green, OH


Cynthia P. Charles
Director,
Ambler, PA





Shareowner Information

The ticker symbol for the NAIC Growth Fund, Inc., on
the Chicago Stock Exchange is GRF.   You may wish to
visit the Chicago Stock Exchange web site at www.chicagostockex.com.

The dividend reinvestment plan allows shareowners to automatically reinvest dividends in Fund common stock without paying commission. Once enrolled, you can make additional stock purchases through monthly cash deposits ranging from $50 to $1,000. For more information, request a copy of the Dividend Reinvestment Service for Stockholders of NAIC Growth Fund, Inc., from Boston
EquiServe, P.O. Box 8200, Boston, Massachusetts  02266.
Telephone 1-800-257-1770.

Questions about dividend checks, statements, account consolidation, address changes, stock certificates or transfer procedures write Boston EquiServe, P.O. Box
8200, Boston, Massachusetts 02266.  Telephone 1-800-257-1770.

Shareowners or individuals wanting general information or having questions, write NAIC, P.O. Box 220, Royal Oak,
Michigan 48068.  Telephone 877-275-6242.